SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2002


                           SPECTRASITE HOLDINGS, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)


                 0-27217                         56-2027322
         -----------------------------------------------------------------
         Commission File Number)   (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
              CARY, NORTH CAROLINA                        27511
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         (Address of principal executive offices)       (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS.
              ------------

         On June 19, 2002, SpectraSite Holdings Inc. (the "Company") issued a press release announcing it has extended its tender offers to purchase a portion of the Company's outstanding 10.75% Senior Notes due 2010, 12.50% Senior Notes due 2010, 12.00% Senior Discount Notes due 2008, 11.25% Senior Discount Notes due 2009 and 12.875% Senior Discount Notes due 2010 (collectively, the "Notes"). The Company has extended the expiration date of its tender offers until 5:00 p.m., New York City time, on June 26, 2002, unless further extended.

         In addition, the Funding Agreement with Welsh, Carson, Anderson & Stowe has been amended to reflect the extension of the offers.

         A copy of the press release and the amendment to the Funding Agreement are attached to this Report as exhibits and are incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

           (a)      Financial statements of businesses acquired.

           None.

           (b)      Pro forma financial information.

           None.

           (c)      Exhibits.

           10.1 Second Consent and Amendment to Funding Agreement, dated as of June 19, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

           99.1   Press Release dated June 19, 2002.

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                                                                               3


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPECTRASITE HOLDINGS, INC.

Dated:     June 20, 2002           BY:  /s/ Daniel I. Hunt
                                        ---------------------------------------
                                                Daniel I. Hunt
                                                Vice President and
                                                Principal Accounting
                                                Officer


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                                                                               4


EXHIBIT INDEX
-------------

         10.1 Second Consent and Amendment to Funding Agreement, dated as of June 19, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

         99.1     Press Release dated June 19, 2002.